                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                                    April 29, 1997


                                  DIME BANCORP, INC.
                          ----------------------------------
                  (Exact Name of Registrant as Specified in Charter)


                                       DELAWARE
                                       --------
                    (State or Other Jurisdiction of Incorporation)


               1-13094                                    11-3197414
               -------                                    ----------
        (Commission File Number)                        (IRS Employer
                                                      Identification No.)


        589 Fifth Avenue, New York, NY                          10017
        ------------------------------                          -----
           (Address of Principal                             (Zip Code)
             Executive Offices)


                                (212) 326-6170
                                --------------
                        (Registrant's telephone number,
                             including area code)

Item 5. Other Events

        On May 6, 1997, Dime Capital Trust I, a Delaware statutory business trust (the "Trust"), issued 200,000 of its 9.33% Capital Securities, Series A (the "Capital Securities"), which represent preferred beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement Nos. 333-24629, -01 and -02). The sole asset of the Trust is $206,186,000 in aggregate principal amount of the 9.33% Junior Subordinated Deferrable Interest Debentures, Series A, of the Registrant. In addition, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits


Exhibit
Number            Description
-------           -----------
1.                Purchase Agreement, dated as of April 29, 1997, among Dime
                  Bancorp, Inc., Dime Capital Trust I, and Merrill Lynch & Co.,
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT
                  Securities Corporation and Lehman Brothers Inc.

4.1 Junior Subordinated Indenture, dated as of May 6, 1997, between Dime Bancorp, Inc. and The Chase Manhattan Bank, as Trustee.

4.2 Form of Certificate representing the 9.33% Junior Subordinated Deferrable Interest Debentures, Series A, of Dime Bancorp, Inc.

4.3 Amended and Restated Trust Agreement, dated as of May 6, 1997, of Dime Capital Trust I, among Dime Bancorp, Inc., as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrative Trustees named therein and the Holders from time to time of the Trust Securities.

4.4 Form of Certificate representing the 9.33% Capital Securities, Series A, of Dime Capital Trust I.

4.5 Guarantee Agreement, dated as of May 6, 1997, between Dime Bancorp, Inc., as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee.

4.6 Agreement as to Expenses and Liabilities, dated as of May 6, 1997, between Dime Bancorp, Inc. and Dime Capital Trust I.

                                       SIGNATURE
                                       ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              DIME BANCORP, INC.
                                                 (Registrant)



Date: June 16, 1997                          By: /s/ Gene C. Brooks
                                                 -------------------------------
                                                 Name:  Gene C. Brooks
                                                 Title: Executive Vice President
                                                        and General Counsel

                                     EXHIBIT INDEX
                                    ---------------


Exhibit No.                  Description
----------                   -----------
    1                        Purchase Agreement, dated as of April 29, 1997,
                             among Dime Bancorp, Inc., Dime Capital Trust I and
                             Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
                             & Smith Incorporated, BT Securities Corporation and
                             Lehman Brothers Inc.

    4.1 Junior Subordinated Indenture, dated as of May 6, 1997, between Dime Bancorp, Inc. and The Chase Manhattan Bank, as Trustee.

    4.2 Form of Certificate representing the 9.33% Junior Subordinated Deferrable Interest Debentures, Series A, of Dime Bancorp, Inc.

    4.3 Amended and Restated Trust Agreement, dated as of May 6, 1997, of Dime Capital Trust I, among Dime Bancorp, Inc., as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrative Trustees named therein and the Holders from time to time of the Trust Securities.

    4.4 Form of Certificate representing the 9.33% Capital Securities, Series A, of Dime Capital Trust I.

    4.5 Guarantee Agreement, dated as of May 6, 1997, between Dime Bancorp, Inc., as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee.

    4.6 Agreement as to Expenses and Liabilities, dated as of May 6, 1997, between Dime Bancorp, Inc. and Dime Capital Trust I.